UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 — — — — — — — — — — FORM 8-K/A CURRENT REPORT

Amendment # 1

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported) March 1, 2006

L&L FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA 000-32505 91-2103949

(State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

720 Third Avenue, Suite# 1611, Seattle, WA 98104

(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (206) 264-8065

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1. Changes in Control of Registrant

N/A

Item 2. Acquisition or Disposition of Assets

N/A

Item 3. Bankruptcy or Receivership

N/A

Item 4. Change in the Registrant's Certifying Accountant

4.01

(a)	Previous independent accountants

(i)	On February 28, 2006, L & L Financial Holdings, Inc., dismissed of Epstein, Weber & Conover,

PLC as its independent accountants.

(ii). The reports of Epstein,Weber & Conover, PLC on the financial statements for the past three fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii). The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audits for the three most recent fiscal years and through February 28, 2006, there have been no disagreements with Epstein,Weber & Conover, PLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Epstein,Weber & Conover, PLC would have caused them to make reference thereto in their report on the financial statements for such years.

(v). During the three most recent fiscal years and through February 28, 2006, there have been no reportable events (as defined in Regulation S-B Item 304 (a) (1) (v)).

(vi). The Registrant requested that Epstein,Weber & Conover, PLC furnish it with a letter addressed to
SEC stating whether or not it agree with the above statements.

(b). New independent accountants

     The Registrant engaged Jaspers + Hall, PC as its new independent accountant on February 28, 2006. During the three most recent fiscal years and through February 28, 2006, the Registrant has not consulted with Jaspers + Hall, PC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the typed of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that Jaspers + Hall, PC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304 (a) (l) (iv) of regulation S-B and the related instructions to item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304 (a) (l) (iv) of regulation S-B.

Item 5. Other Events and regulation FD Disclosure

N/A

Item 6. Resignations of Registrant's Director or Officer

N/A

Item 7. Financial Statements and Exhibits

N/A

Item 8. Change in Fiscal Year

N/A

Item 9. Regulation FD Disclosure

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L FINANCIAL HOLDINGS, INC.

By: /S/ Dickson Lee

Date: May 21, 2007

Dickson V. Lee, CEO

Exhibit 16.1

June 13, 2007

Securities and Exchange Commission 100 F. Street, N.E. Washington, D.C. 20549 Dear Sirs/Madams:

This letter is delivered by Epstein, Weber & Conover, PLC in connection with the filing by L&L Financial Holdings, Inc. with the Securities and Exchange Commission of a Current Report on Form 8-K dated March 1, 2006.

We have reviewed the contents of paragraph (a) of Item 4.01 of such Current Report on Form 8-K/A and agree with the statements contained therein.

Yours truly,

/s/ Epstein, Weber & Conover, PLC